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                                 UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 14, 2005

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     001-14593               22-3586492
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
        (State or Other              (Commission             (IRS Employer
        Jurisdiction of              File Number)            Identification No.)
        Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The following information is filed pursuant to Item 4.01, "Changes in Registrant's Certifying Accountant." On January 25, 2004, the Company received a letter notifying it that as of January 20, 2005, the client-auditor relationship between The MIIX Group, Incorporated and its external auditor, Ernst & Young LLP has ceased due to Ernst & Young LLP's resignation. Notice of this event has been directly provided to the Office of The Chief Accountant for the U. S. Securities and Exchange Commission.

The Audit Committee of the Board of Directors has been informed that the client-auditor relationship between The MIIX Group, Incorporated and its external auditor, Ernst & Young LLP has ceased as a result of the resignation of Ernst & Young LLP. The Company's Board of Directors accepted the resignation. No new external auditor has been engaged.

The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 2002 and 2003 were qualified as to The MIIX Group, Incorporated's ability to continue as a going concern. The qualification arose from the Company's net worth being significantly reduced as a result of increases reported in liabilities thereby limiting financial flexibility and triggering exposure to regulatory control by the New Jersey Department of Banking and Insurance and the Virginia Bureau of Insurance. The Company's loss experience was considered to be subject to significant unexpected variability, the continuation of which, among other things, could cause insolvency thereby raising substantial doubt about the Company's ability to continue as a going concern.

The audits performed by Ernst & Young LLP of the Company's financial statements as of December 31, 2003 and 2002, and the years then ended, contained no disagreements with Ernst & Young LLP on any matter of accounting practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their reports, with the exception of the following. There was a disagreement between the Company and Ernst & Young LLP related to the Company's preliminary loss and loss adjusted expenses reserve balances, primarily due to differences of opinion as to the effect of claim acceleration and severity related to the estimation of loss and LAE reserve balances as of December 31, 2003. As a result of additional analysis performed by the Company resulting in a reserve adjustment recorded as of December 31, 2003, the disagreement was resolved to the satisfaction of Ernst & Young LLP.

In the subsequent interim period, no disagreements existed between the Company and Ernst & Young LLP.

The Company provided Ernst & Young LLP with a copy of the above disclosures and requested that Ernst & Young LLP furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this report


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    THE MIIX GROUP, INCORPORATED


                                                    By: /s/ Patricia A. Costante
                                                        Chairman and CEO

February 14, 2005